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                                                                 EXHIBIT 10.174

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                                 LOAN AGREEMENT

                                 BY AND BETWEEN

                            PAXSON COMMUNICATIONS OF
                                 BOSTON-46, INC.

                                       AND

                           CHANNEL 46 OF BOSTON, INC.

                                       FOR

                          TELEVISION STATION WHRC(TV),
                             NORWELL, MASSACHUSETTS

                                      * * *

                                  JUNE 10, 1997

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                                TABLE OF CONTENTS
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ARTICLE I.  AMOUNT AND TERMS OF THE LOANS........................................................1
     Section 1.1   The Loan......................................................................1
     Section 1.2   The Promissory Note...........................................................1
     Section 1.3   Interest......................................................................2
     Section 1.4   Repayment of the Loan.........................................................2
     Section 1.5   Use of Proceeds and Advancement of Funds......................................2
     Section 1.6   Deposit.......................................................................3
     Section 1.7   Information...................................................................3
     Section 1.8   Prepayment....................................................................3
     Section 1.9   Payment on Non-Business Days..................................................3

ARTICLE II.  CLOSING.............................................................................3
     Section 2.1   Closing Date..................................................................3

ARTICLE III.  SECURITY...........................................................................4
     Section 3.1   Security Interest.............................................................4
     Section 3.2   Pledge Agreement..............................................................4
     Section 3.3   Leasehold Mortgages...........................................................4
     Section 3.4   Mortgages.....................................................................4

ARTICLE IV.  CONDITIONS OF LENDING...............................................................5
     Section 4.1   Conditions Precedent to Loan..................................................5
     Section 4.2   Compliance....................................................................6

ARTICLE V.  REPRESENTATIONS AND WARRANTIES.......................................................6
     Section 5.1   Representations and Warranties of the Borrower................................6

ARTICLE VI.  COVENANTS OF THE BORROWER...........................................................9
     Section 6.1   Affirmative Covenants.........................................................9
     Section 6.2   Negative Covenants...........................................................10
     Section 6.3   Reporting Requirements.......................................................13

ARTICLE VII.  EVENTS OF DEFAULT.................................................................14
     Section 7.1   Events of Default............................................................14
     Section 7.2   Effect of Event of Default...................................................17

ARTICLE VIII.  MISCELLANEOUS....................................................................17
     Section 8.1   No Waiver; Cumulative Remedies...............................................17
     Section 8.2   Amendments...................................................................17
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
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     Section 8.3   Conflicts....................................................................18
     Section 8.4   Address for Notices..........................................................18
     Section 8.5   Expenses.....................................................................18
     Section 8.6   Binding Effect; Assignment...................................................19
     Section 8.7   Governing Law................................................................19
     Section 8.8   Severability of Provisions...................................................19
     Section 8.9   Headings.....................................................................20
     Section 8.10  Rights Affected by Extensions................................................20
     Section 8.11  Survival of Representations and Warranties...................................20
     Section 8.12  FCC Compliance...............................................................20
     Section 8.13  Further Assurances...........................................................21
     Section 8.14  Indemnification..............................................................21
     Section 8.15  Waiver.......................................................................21
     Section 8.16  Maximum Interest.............................................................21
     Section 8.17  Counterparts.................................................................22

ARTICLE IX.  GUARANTY...........................................................................23
     Section 9.1   Guaranty.....................................................................23
     Section 9.2   Representations and Warranties...............................................24
     Section 9.3   Limited Recourse.............................................................24
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                               LIST OF EXHIBITS
                               ----------------

                         Exhibit 1 -- Promissory Note
                         Exhibit 2 -- Security Agreement
                         Exhibit 3 -- Pledge Agreement
                         Exhibit 4 -- Mortgage


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                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT, dated as of this 10th day of June, 1997, is by and between PAXSON COMMUNICATIONS OF BOSTON-46, INC., a Florida corporation having its principal offices at 601 Clearwater Park Road, West Palm Beach, Florida
33401 (the "Lender"), and CHANNEL 46 OF BOSTON, INC., a Florida corporation having its principal offices at 14444 66th Street North, Clearwater, Florida
34624 (the "Borrower").

                              W I T N E S S E T H:

         WHEREAS, the Borrower is purchasing substantially all of the assets and properties, including all broadcast licenses issued by the Federal
Communications Commission (the "FCC Licenses") and other governmental authorities, of Television Station WHRC(TV), Norwell, Massachusetts (the
"Station") pursuant to an Asset Purchase Agreement (the "Purchase Agreement"), dated as of September 27, 1996, between the Borrower and Massachusetts
Redevelopment Limited Liability Company ("Seller");

         WHEREAS, the Lender is willing to lend the Borrower sufficient funds to acquire the Station on which the Lender will provide programming pursuant to a Time Brokerage Agreement; and

         WHEREAS, the Borrower desires to borrow funds from the Lender to finance the purchase and operation of the Station.

         NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the Lender and the Borrower agree as follows:

ARTICLE I.  AMOUNT AND TERMS OF THE LOANS

         Section 1.1 The Loan. The Lender agrees, upon the terms and conditions hereinafter set forth, to make a loan or loans to the Borrower in an aggregate principal amount not to exceed at any one time outstanding Sixteen Million
Dollars ($16,000,000.00) plus such additional amounts that are reasonably requested by the Borrower for the purposes set forth in Section 1.5 and are approved by the Lender in its sole and absolute discretion (the "Loan").

         Section 1.2 The Promissory Note. The outstanding principal amount of the Loan shall be evidenced by and subject to the terms of a promissory note, dated of even date herewith, substantially in the form set forth as Exhibit 1 hereto (as amended, renewed, restated, increased, consolidated or substituted from time to time, the "Note") payable to the order of the Lender and representing the obligation of the Borrower to pay the Lender the amount of the Loan, with interest thereon, as prescribed in Section 1.3. All references to the "Note" in this Loan Agreement, the Security Agreement, the Pledge Agreement, each Leasehold Mortgage or Mortgage (each as defined in this Loan Agreement) and in such other



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agreements and documents executed and delivered in connection with this Loan
Agreement shall be deemed to be references to the Note referred to in this Section.

         Section 1.3 Interest. The Loan shall bear interest on the unpaid principal amount thereof at a rate per annum equal to 9%. Interest shall be calculated on the basis of a year of three-hundred and sixty (360) days and the actual number of days elapsed during the period for which such interest is payable. Interest shall begin to accrue on the outstanding principal amount of the Loan on the date of disbursement thereof. The first payment of interest by the Borrower to the Lender shall be due thirty (30) days after the acquisition of the Station by the Borrower, at which time all accrued interest shall become due and payable. Thereafter, accrued interest shall be paid monthly on or before the first day of each month until all principal and interest hereunder is paid in full and at the repayment or maturity of the Loan. If any installment of principal or interest is not paid when due, that installment shall bear interest at a rate per annum equal to the lower of the highest rate permitted by law or eighteen percent (18%) from the date due thereof until paid in full.

         Section 1.4  Repayment of the Loan. In the event that the Purchase
Agreement is terminated prior to the acquisition of the Station by the Borrower, the Borrower shall immediately repay to the Lender the outstanding principal amount of the Loan, if any. The outstanding principal amount of the Loan plus all accrued and unpaid interest thereon shall be due and payable on the first day of the 84th month following the acquisition of the Station by the Borrower
(the "Maturity Date"). In the event of a termination of the Time Brokerage
Agreement dated as of October 7, 1996, between the Lender and Seller, as amended by amendments dated as of April 17, 1997 and June 10, 1997 and as assumed by the Borrower pursuant to Assumption of Time Brokerage Agreement, dated as of June
10, 1997, by and between Seller and the Borrower (the "Time Brokerage
Agreement"), the Borrower shall, in addition to payments of interest required under Section 1.3 hereof, repay the outstanding principal balance of the Loan in consecutive, equal monthly installments commencing on the first day of the month following such termination (the "Amortization Commencement Date") and ending on the Maturity Date, with each such monthly principal installment payment equal to
(x) the principal amount of the Loan outstanding hereunder as of the first day of the month following such termination divided by (y) the total number of consecutive months included in the period commencing on the Amortization
Commencement Date, through and including the Maturity Date.

         Section 1.5 Use of Proceeds and Advancement of Funds. The proceeds of the Loan are to be used by the Borrower exclusively for (i) financing the purchase of the Station under the Purchase Agreement following receipt of approval by the Federal Communications Commission (the "FCC") of the assignment of the FCC Licenses of the Station to the Borrower, (ii) financing the purchase of certain equipment from the Lender in the amount of



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                                      - 3 -

$395,686.47 pursuant to the Bill of Sale of even date herewith (the "Bill of Sale") and (iii) working capital and operating expenses relating to the Station.
The parties hereto acknowledge that on the date hereof, the Lender made Loans to the Borrower in the amount of $15,395,686.47, $15,000,000 of which were used to acquire the Station from Seller under the Purchase Agreement and $395,686.47 of which were used to acquire the equipment from the Lender pursuant to the Bill of Sale.

         Section 1.6 Deposit. The parties hereto acknowledge that the Lender has already advanced to the Borrower $250,000 to be used as a deposit (the
"Deposit") towards the purchase of the Station. The parties hereto agree that the Deposit, together with any interest earned thereon while held in escrow, shall be returned to the Lender immediately upon receipt thereof by the Borrower. The Borrower shall instruct and cause the escrow agent holding the Deposit to pay such Deposit to the Lender immediately upon the Borrower becoming entitled to receive such deposit under the Purchase Agreement and the Escrow
Agreement governing such Deposit.

         Section 1.7 Information. The Borrower agrees to furnish to the Lender such information as the Lender may reasonably request in connection with the Loan or the Station.

         Section 1.8 Prepayment. The Borrower may prepay the Loan in whole at any time, or from time to time in part, with accrued interest to the date of prepayment on the amount prepaid, without penalty, provided that each payment, other than that for the full amount of the outstanding balance, shall be in the amount of Ten Thousand Dollars ($10,000.00) or an integral multiple thereof, provided, however, that if any such prepayment is made within three years of the Borrower's acquisition of the Station, the Borrower shall reimburse the Lender for any prepayment penalty imposed on the Lender or its affiliates under their debt agreements or instruments as a result of the Borrower's prepayment. Each prepayment on the Loan shall be applied to installments of principal payable on the Loan in the inverse order of maturity.

         Section 1.9 Payment on Non-Business Days. Whenever any payment to be made hereunder or under the Note shall become due on a Saturday, Sunday or public holiday, such payment may be made on the next succeeding business day, and such extension of time in such case shall be included in the computation of interest hereunder and under the Note.

ARTICLE II.  CLOSING

         Section 2.1 Closing Date. Subject to the satisfaction of the terms and conditions hereof, the closing of this transaction shall occur on a date agreed upon by the parties hereto (the "Closing Date").



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ARTICLE III.  SECURITY

         Section 3.1 Security Interest. As security for the Loan, the Borrower shall execute and deliver to the Lender, on or before the Closing Date, a security agreement in the form of Exhibit 2 hereto (the "Security Agreement").

         Section 3.2 Pledge Agreement. As further security for the Loan, on or before the Closing Date, the Borrower shall deliver to the Lender a pledge agreement in the form of Exhibit 3 hereto, duly executed by The Christian
Network, Inc. (the "Shareholder"), the sole shareholder of the Borrower (the
"Pledge Agreement").

         Section 3.3 Leasehold Mortgages. If requested by the Lender, at such time as the Borrower enters into any lease or assumes the Lessee's interest under any lease, it shall execute with respect to such lease a leasehold mortgage substantially in the form of Exhibit 4 hereto (a "Leasehold Mortgage"), granting the Lender a lien on its leasehold interest under such lease. In particular, and without limiting the generality of the foregoing, if requested by the Lender, the Borrower shall execute a Leasehold Mortgage with respect to each lease, if any, that it assumes or enters into as part of the acquisition of the Station. If requested by the Lender, the Borrower shall also deliver to the Lender with respect to any lease to which the Borrower becomes a party one or more of the following documents, each of which shall be in form and substance satisfactory to the Lender: (i) evidence of the filing of the lease or a memorandum of lease, (ii) an estoppel certificate executed by the landlord under such lease or any sublessee, (iii) an executed landlord's consent and waiver,
(iv) fixture filing UCC-1 financing statements, (v) copies of such lease and any sublease, (vi) executed tenant subordination agreements, (vii) a title encumbrance report with respect to the real property subject to such lease, and
(viii) any other document required by applicable law to create or perfect a mortgage lien with respect to such lease or reasonably required by the Lender.

         Section 3.4 Mortgages. At such time as the Borrower acquires any parcel of real estate, the Borrower shall execute a first mortgage or deed of trust in favor of the Lender on such parcel, in form and substance acceptable to the Lender (a "Mortgage"). If requested by the Lender, the Borrower shall also deliver to the Lender with respect to such property one or more of the following documents, each of which shall be in form and substance satisfactory to the
Lender: (i) fixture filing UCC-1 financing statements, (ii) copies of any lease relating to such property, if any, (iii) executed tenant subordination agreements and estoppel certificates, if applicable, (iv) a survey of such real property, (v) a mortgagee title insurance policy, with such coverage and with such endorsements, including, without limitation, usury, first loss, last dollar, revolving credit, variable rate, doing business, zoning comprehensive, contiguity (as applicable) and survey, to the extent available in the state



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where the property is located, as the Lender may require, and (vi) any other document required by applicable law to create or perfect a mortgage lien with respect to such property or reasonably required by the Lender.

ARTICLE IV.  CONDITIONS OF LENDING

         Section 4.1 Conditions Precedent to Loan. The obligation of the Lender to disburse from time to time any portion of the Loan hereunder is subject to the condition precedent that the Lender shall have received all of the following, on or before the Closing Date, in form and substance satisfactory to the Lender:

                 (1)  The Note, duly executed and delivered by the Borrower;

                 (2) The Security Agreement, together with appropriate UCC-1 forms and, if applicable, landlord lien waivers, duly executed and delivered by the Borrower;

                 (3) The Pledge Agreement, duly executed and delivered by the Shareholder together with stock certificates and blank stock powers;

                 (4) Certified copies of the resolutions of (i) the Board of Directors of the Borrower evidencing approval of the execution, delivery and performance of this Agreement, the Note and the Security Agreement and other matters contemplated hereby, and (ii) the Board of Stewards of the Shareholder evidencing approval of the execution, delivery and performance of this Loan
Agreement and the Pledge Agreement;

                 (5)  A Certificate of Good Standing for the Borrower and the
Shareholder in Florida and for the Borrower in Massachusetts;

                 (6) Copies of UCC, judgment and tax lien searches in each jurisdiction in which collateral covered by the Security Agreement is located, naming the Borrower as debtor;

                 (7) a copy of the executed Time Brokerage Agreement together with documentation that it has been duly assumed by the Borrower and that it constitutes the legal and valid obligation of the Borrower enforceable in accordance with its terms;

                 (8) With respect to each leased real property, the documents required by Section 3.3, and with respect to each owned real property, the documents required by Section 3.4;



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                 (9)  Copies of the certificates evidencing the insurance
required to be maintained by the Borrower pursuant to Section 6.1(5);

                 (10) Evidence, in form and substance acceptable to the Lender, that the Borrower has received the approval of the FCC to be the licensee of the Station and that such approval remains in full force and effect and is not subject to any motions or petitions for reconsideration or other opposition;

                 (11) A copy of the Purchase Agreement and each other contract, certificate and other document executed by the Borrower or the Seller of the Station in connection with the Borrower's acquisition of the Station; and

                 (12) Such other agreements, certificates, opinions of counsel and documents that the Lender may reasonably require.

         Section 4.2 Compliance. All of the representations and warranties of the Borrower and the Shareholder in this Loan Agreement, the Note, the Security
Agreement and the Pledge Agreement shall be true and accurate in all material respects on and as of the Closing Date and the date of any subsequent disbursement of any portion of the Loan, as if made on and as of such date and time. The Borrower shall be in compliance with all of the applicable terms and provisions of this Agreement and no Event of Default or any event which with the lapse of any applicable grace period or the giving of notice or both would constitute an Event of Default shall have occurred and be continuing at such times. The Borrower shall have performed all obligations and taken all actions to be performed or taken by it hereunder on or prior to such dates. On the Closing Date, the Borrower and Shareholder shall deliver to the Lender a certificate, dated as of such date and signed by an executive officer of the Borrower and the Shareholder, certifying compliance with the conditions of this
Section 4.2. Each disbursement of all or a portion of the Loan to the Borrower shall in and of itself, constitute a representation and warranty that the Borrower and the Shareholder as of the date of such Loan, are in compliance with this Section and if the Borrower or Shareholder is not in compliance with this Section, the Lender shall not be required to disburse such Loan to the Borrower.

ARTICLE V.  REPRESENTATIONS AND WARRANTIES

         Section 5.1 Representations and Warranties of the Borrower. In order to induce the Lender to enter into this Agreement and make the Loan, the Borrower represents and warrants as follows:



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                 (1)  Existence and Standing. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida and is qualified to do business and in good standing under the laws of any other jurisdiction in which it conducts its business, and has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under this Agreement, the Note, any Mortgage or Leasehold Mortgage,
the Security Agreement and all other documents that have been or will be executed and delivered by the Borrower pursuant to this Agreement.

                 (2) Authorizations, Compliance with Laws. The execution, delivery and performance by the Borrower of this Agreement, the Note, any Mortgage or Leasehold Mortgage, the Security Agreement and all other documents required to be executed and delivered by the Borrower pursuant to this Agreement have been duly authorized by all necessary corporate action and do not and will not (i) violate (A) any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Borrower or (B) any provision of the charter or by-laws of the Borrower; or (ii) result in a breach of or constitute a default under any agreement or instrument to which the Borrower is a party or by which its properties may be affected; or (iii) result in the creation of a lien, charge or encumbrance of any nature upon the Borrower's properties or assets other than as contemplated by this Agreement.

                 (3) No Consent. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department or agency, except for filing with the FCC and the consent of the lessor of the leasehold interest acquired and assumed by the Borrower at the closing of the acquisition of the Station, is or will be necessary to the valid execution, delivery and performance by the Borrower of this Agreement, the Note, any Mortgage or Leasehold Mortgage, the Security Agreement or any other document required to be executed and delivered by the Borrower pursuant to this Agreement.

                 (4)  Binding Obligations. This Agreement, the Note, any
Leasehold Mortgage, any Mortgage, the Security Agreement, the Pledge Agreement and all other documents required to be executed and delivered by the Borrower
(or, in the case of this Agreement and the Pledge Agreement, by the Shareholder) pursuant to this Agreement have been or, on or prior to the Closing Date, will be executed and delivered by duly authorized officers of the Borrower (or, in the case of this Agreement and the Pledge Agreement, of the Shareholder) and constitute or, on or prior to the Closing Date, will constitute, legal, valid and binding obligations of the Borrower (or, in the case of this Agreement and the Pledge Agreement, of the Shareholder) enforceable in accordance with their respective terms.



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                 (5)  Litigation. There are no actions, suits or proceedings pending, or, to the knowledge of the Borrower, threatened against or affecting the Borrower, the Station or its properties before any court or governmental department or agency which materially adversely affects the transactions contemplated by this Agreement or which would have a material adverse effect on the business, properties, prospects, operation or condition (financial or otherwise) of the Borrower or the Station.

                 (6) No Default. The Borrower is not in default in the performance, observance or fulfillment of any of the obligations or conditions contained in any material agreement or instrument to which it is a party, nor with respect to any order, judgment, writ, injunction or decree of any court, governmental authority or arbitration board.

                 (7) Compliance with Laws. The Borrower has complied in all material respects with all applicable federal, state and local laws. The
Borrower has obtained all material licenses and permits required for the conduct of its business and operations or such licenses and permits have been applied for and are now being diligently pursued.

                 (8)  Taxes. The Borrower has filed all tax returns and reports
(federal, state and local) required to be filed by it, and has paid all taxes shown thereon, including interest and penalties, and all assessments received by it (except to the extent that the same are being contested in good faith by appropriate proceedings diligently prosecuted and as to which adequate reserves have been set aside on the books of the Borrower in conformity with generally accepted accounting principles).

                 (9) Title to Properties. The Borrower has, or will have upon the closing of the acquisition of the Station, good and marketable title to all of its property and assets and valid and enforceable leasehold interests in the property which it holds under lease, all such property, assets and leasehold interests being free and clear of any and all mortgages, deeds of trust, assignments, liens, security interests, charges or encumbrances of any nature whatsoever, except for those created hereby, and to the Borrower's knowledge, no mortgages, deeds of trust, financing statements or other evidences of security interests covering all or any of the aforesaid property are on file among the records of any public office, except those evidencing a security interest in favor of the Lender.

                 (10) Material Misstatement. No statement made herein or information, exhibit or report furnished by the Borrower to the Lender in connection with this Agreement or its negotiation, contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the foregoing not misleading.



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ARTICLE VI.  COVENANTS OF THE BORROWER

         Section 6.1 Affirmative Covenants. So long as the Note shall remain unpaid and this Agreement shall not have been terminated, the Borrower hereby covenants and agrees that it will, unless the Lender shall otherwise consent in writing:

                 (1) Payment of Obligations. Pay punctually and discharge when due: (i) all indebtedness heretofore or hereafter incurred; (ii) all taxes, assessments and governmental charges or levies imposed upon it or its income or profits, or upon any properties belonging to it; (iii) claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons which, if unpaid might become a lien or charge upon the property of the Borrower; provided that this covenant shall not require the payment of any of the matters set forth in (i), (ii) and (iii) above if the same shall be contested in good faith and by proper proceedings diligently pursued and as to which adequate reserves have been set aside on the books of the Borrower in accordance with generally accepted accounting principles.

                 (2) Preservation of Existence. Preserve and maintain its respective corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation.

                 (3) Maintenance of Properties. Subject to the provisions of the Time Brokerage Agreement, maintain and preserve all of its properties necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

                 (4) Compliance with Laws. Comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any governmental authority.

                 (5) Maintenance of Insurance. Maintain with responsible and reputable insurance companies policies on all of its properties and covering such risks, including public liability and workers' compensation, in such amounts as are usually carried by companies engaged in similar businesses and owning similar properties as the Borrower, and promptly upon execution thereof provide to the Lender copies of all such policies and any riders or amendments thereto. The policies of insurance required hereunder shall name the Lender as an additional loss payee or additional insured, as applicable, and shall provide that the Lender shall receive at least thirty (30) days' written notice prior to the cancellation, termination or alteration of any such policy.



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                                     - 10 -

                 (6) Operations in Ordinary Course. Continue to operate its business in the ordinary course.

                 (7) Perfection of Liens. Do all things requested by the Lender to preserve and perfect the liens and security interests of the Lender arising pursuant to the Security Agreement, the Pledge Agreement, any Leasehold
Mortgage, any Mortgage or any other agreement required hereunder as first liens and security interests.

                 (8) FCC Approval. If counsel to the Lender reasonably determines that the consent of the FCC is required as a result of any action which may be taken pursuant to this Agreement, the Pledge Agreement, the Security Agreement, any Mortgage or Leasehold Mortgage or any other document delivered to the Lender in connection herewith or therewith, then the Borrower, at its sole cost and expense, agrees to use its best efforts to secure such consent and to cooperate with the Lender in any action commenced by the Lender to secure such consent.

                 (9) Purchase Agreement. Comply in all material respects with its obligations under the Purchase Agreement and the Time Brokerage Agreement.

         Section 6.2 Negative Covenants. So long as the Note shall remain unpaid and this Agreement shall not have been terminated, the Borrower hereby covenants that it will not, without the Lender's prior written approval:

                 (1) Indebtedness. Create or incur, assume or suffer to exist any indebtedness, obligation or liability, whether matured or unmatured, liquidated or unliquidated, direct or contingent, joint or several, except for:
(i) indebtedness evidenced by the Note; (ii) indebtedness (other than for borrowed money) incurred in the ordinary course of business not to exceed Fifty
Thousand Dollars ($50,000.00) in the aggregate at any one time; (iii) obligations or liabilities arising under the indemnification provisions of the Purchase Agreement.

                 (2) Liens. Create, assume or suffer to exist, directly or indirectly, any security interest, mortgage, deed of trust, pledge, lien, charge or other encumbrance, of any nature whatsoever upon any of its properties or assets, now owned or hereafter acquired, excluding, however, from the operation of this covenant with respect to property or assets other than the Stock (as defined in the Pledge Agreement):

                      (i) any security interest or lien created pursuant to or in connection with this Agreement or securing the Loan, the Security
Agreement, the Pledge Agreement, any Leasehold Mortgage or any Mortgage;




                      (ii) liens for taxes or assessments either not delinquent or the validity of which are being contested in good faith by appropriate legal or administrative proceedings and as to which adequate reserves shall have been set aside on its books, in conformity with generally accepted accounting principles;

                      (iii) materialmen's, mechanics', carriers', workmen's, repairmen's, warehousemen's or other like liens arising in the ordinary course of business and either not yet due and payable or being contested in good faith by appropriate legal proceedings and as to which adequate reserves shall have been set aside on its books, in conformity with generally accepted accounting principles;

                      (iv) deposits or pledges to secure payment of workers' compensation, unemployment insurance or other social security benefits or obligations; or

                      (v) any judgment lien, singly or aggregated with other judgment liens, in an amount less than $100,000, unless the judgment it secures shall not, within thirty (30) days after the entry thereof, have been discharged, vacated, reversed, or execution thereof stayed pending appeal, or shall not have been discharged, vacated or reversed within thirty (30) days after the expiration of any such stay.

                 (3) Disposition of Assets. Sell, transfer, lease or otherwise dispose of any of its assets or properties other than sales of assets in the ordinary course of business (which shall expressly not include any transfer or assignment of any FCC License).

                 (4) Merger. Enter into any consolidation or merger with, or into any acquisition of all or substantially all of the properties or assets of any person or entity.

                 (5) Transfer or Issuance of Shares. Issue or permit the transfer of any shares of the capital stock of the Borrower, or any options, warrants, convertible securities or other rights to purchase the Borrower's stock. The preceding sentence shall not apply to issuances or transfers to the Lender.

                 (6) Change of Business. Change, in any material respect, the nature or character of its business as intended, or engage in any activity not reasonably related to such business.

                 (7) Remove Assets. Remove any of the assets procured with the proceeds of the borrowings provided for herein, or any replacements for such assets, to a jurisdiction in which no financing statement on Form UCC-1 has been filed by the Lender with respect to such assets.

                 (8) Distributions or Dividends. Declare or make, directly or indirectly, any payment or distribution, or incur any liability for the purchase, acquisition, redemption or retirement of any capital stock of the Borrower or as a dividend, return of capital or other payment or distribution of any kind to a shareholder of the Borrower or any affiliate of the Borrower (other than any stock dividend or stock split or similar distribution payable only in capital stock of the Borrower) in respect of the Borrower's capital stock.

                 (9) Transactions with Affiliates. Enter into any transaction or agreement with any affiliate of the Borrower, except for an affiliation agreement or similar programming agreement with Shareholder so long as such affiliation agreement can be terminated by the Borrower at its option upon 30 days or less prior notice to Shareholder.

                 (10) Contracts. Enter into any contract or commitment relating to its stock or assets except for contracts involving aggregate payments of less than Five Thousand Dollars ($5,000.00) and contracts which can be terminated without penalty on thirty (30) days' notice or less, or amend or terminate any material contract (or waive any substantial right thereunder), or incur any obligation (including obligations relating to the borrowing of money or guarantee of indebtedness), except for an affiliation agreement or similar programming agreement with Shareholder so long as such affiliation agreement can be terminated by the Borrower at its option upon 30 days or less prior notice to Shareholder.

                 (11) Adverse Change. Suffer any material adverse change in the business, assets, properties or condition (financial or otherwise) of the Borrower or the Station, or any damage, destruction or loss affecting any assets used or useful in the conduct of the business of the Borrower, provided, however, that this subsection (11) shall not apply to any changes occasioned by or resulting from actions taken by the Lender under the Time Brokerage Agreement, litigation involving the use of the "Bridgewater Site" (as defined in the Purchase Agreement) as the transmitter location for the Station, or actions by the FCC relating to the Advanced Television Proceeding.

                 (12) Employee Compensation. Suffer any material increase in excess of the reasonable range in the broadcast industry in the same or similar markets in compensation payable or to become payable to any employees, or any bonus payment made or promised to any employee, or any material change in personnel policies, insurance benefits or other compensation arrangements affecting any employees, provided that nothing in this clause shall be construed to limit or restrict the commission compensation of employees who may be selling brokered time for the Borrower.

                 (13) Cancellation of Debts. Cancel any debts owed to or claims held by the Borrower.

                 (14) Write-Down. Suffer any significant write-down of the value of any assets or any significant write-off as uncollectible of any accounts receivable without the prior written consent of the Lender except and as required by generally accepted accounting principles as required to present accurate financial information on the Borrower.

                 (15) Rights. Transfer or grant any right under, or enter into any settlement regarding the breach or infringement of, any license, patent, copyright, trademark, service mark, trade name, franchise, or similar right, or modify any existing right relating to the Borrower.

                 (16) Television Affiliation Agreement. In the event the Borrower acquires the Station, terminate, amend or waive any provision of any Television Affiliation Agreement (as defined in Section 7.1(4) below), provided that an affiliation agreement or similar programming agreement with Shareholder shall be excluded from this covenant so long as at all times such agreement can be terminated by the Borrower at its option upon 30 days or less prior notice to Shareholder.

                 (17) Purchase Agreement; Time Brokerage Agreement. Terminate, amend, commit any material breach or default under or waive any material term of the Purchase Agreement or commit any material breach or default under the Time Brokerage Agreement.

                 (18) Subsidiaries. Create or acquire any subsidiary of the Borrower, unless the Lender shall have approved such action in advance and the Borrower shall have taken all actions required by the Lender to grant the Lender a first priority security interest in all of the issued and outstanding stock of such subsidiary. The Borrower acknowledges and agrees that until such time as such security interest is granted and perfected, the Lender shall have an equitable lien in the stock of any subsidiary created or acquired by the Borrower.

         Section 6.3 Reporting Requirements. So long as the Note shall remain unpaid and the Agreement shall not have been terminated, the Borrower shall, unless the Lender shall otherwise consent in writing, furnish to the Lender:

                 (1) Default Certificate. As soon as possible and in any event within five (5) business days after the occurrence of any Event of Default (as defined in Section 7.1) of which the Borrower has knowledge, the statement of the President of the Borrower setting forth details of such Event of Default and the action which the Borrower proposes to take with respect thereto.

                 (2) Financial Statements. Quarterly financial statements within thirty (30) days after the end of each fiscal quarter; within ninety (90) days after the end of each fiscal year of the Borrower, a copy of the audited financial statements for such year for the Borrower, including therein a balance sheet of the Borrower as of the end of such fiscal year, statements of income and expense of the Borrower for such fiscal year, and a statement of cash flow of the Borrower for such fiscal year, in each case prepared by an independent public accountant of recognized standing acceptable to the Lender, except that the Lender may waive the audit requirement and accept a review of the Borrower's financial records.

                 (3) Notice of Litigation. Except with respect to existing litigation involving the use of the "Bridgewater Site," promptly give written notice of all actions, suits and proceedings before any court or governmental agency, domestic or foreign, which may be commenced or threatened against the Borrower in which the claim involved is Five Thousand Dollars ($5,000.00) or more and of any other matter of the type described in Section 5.1(5).

                 (4) Budget. An annual budget within thirty (30) days of the beginning of each fiscal year of the Borrower. Such budget shall be satisfactory in form and substance to the Lender.

                 (5) Other Information. Such other information respecting the business, properties, operations or the condition, financial or otherwise, of the Borrower as the Lender may from time to time reasonably request.

ARTICLE VII.  EVENTS OF DEFAULT

         Section 7.1 Events of Default. Under this Agreement, an Event of Default shall be any of the following:

                 (1) The Borrower shall fail to pay any installment of principal or interest on the Note, or any other obligation to the Lender when due whether at the due date thereof or by acceleration or otherwise, and, in the case of any installment of interest, such default shall remain unremedied for a period of five (5) days; or

                 (2) The security interest or lien of the Lender in any material portion of the collateral covered by the Security Agreement, the Pledge Agreement or any Leasehold

Mortgage or Mortgage shall at any time not constitute a legal, valid and enforceable security interest or lien; or

                 (3) Any representation or warranty made by the Borrower (or any of its officers) herein, in the Security Agreement, any Leasehold Mortgage or Mortgage or by the Shareholder (or any of its officers) herein or in the Pledge Agreement or in any certificate, agreement, instrument or statement contemplated by or made or delivered pursuant to or in connection with this Agreement, the Note, any Leasehold Mortgage or Mortgage, the Security Agreement or the Pledge Agreement, shall prove to have been incorrect in any material respect when made; or

                 (4) The Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement, the Note, the Security Agreement, any Leasehold Mortgage or Mortgage, the Time Brokerage Agreement or any television affiliation agreement relating to the Station (the "Television Affiliation Agreement"), or the Shareholder shall fail to perform or observe any term, covenant or agreement contained in the Pledge Agreement or herein, and any such failure remains unremedied for thirty (30) days after written notice thereof shall have been given to the Borrower by the Lender; or

                 (5) The Borrower or the Shareholder shall fail to pay any indebtedness for borrowed money owing by the Borrower or the Shareholder or any interest or premium thereon, when due, whether such indebtedness shall become due by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise, or the Borrower or the Shareholder shall fail to perform any term, covenant or agreement under any agreement or instrument evidencing or securing or relating to any such indebtedness owing by the Borrower or the Shareholder if the effect of such failure is to accelerate, or to permit the holder of such indebtedness to accelerate the maturity of such indebtedness and such acceleration could impair in any material respects the ability of the Borrower or the Shareholder to timely perform their obligations hereunder or under any other agreement contemplated hereby or could materially adversely affect any right of the Lender hereunder or under any other agreement contemplated hereby; or

                 (6) The Borrower shall expend the proceeds of the Loan for any purpose other than the purchase of the Station and working capital and operating expenses relating to the Station without the prior written consent of the Lender, which may be withheld in the Lender's sole and absolute discretion; or

                 (7) Either (i) the Borrower or the Shareholder shall fail to pay its debts as they mature in the ordinary course of business; or (ii) the Borrower or the Shareholder shall file a petition commencing a voluntary case concerning it under any Chapter of Title 11 of the United States Code entitled "Bankruptcy"; or (iii) the Borrower or the Shareholder shall apply for or consent to the appointment of any receiver, trustee, custodian or similar officer for it or for all or any substantial part of its property; or (iv) such receiver, trustee, custodian or similar officer shall be appointed without the application or consent of the Borrower or the Shareholder and such appointment shall continue undischarged for a period of sixty (60) days; or (v) an involuntary case is commenced against the Borrower or the Shareholder under any Chapter of the aforementioned Title 11 and an order for relief under such Title 11 is entered or the petition commencing the case is controverted but is not dismissed within sixty (60) days after the commencement of the case; or (vi) the Borrower or the Shareholder shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or (vii) any such proceeding shall be instituted against the Borrower or the Shareholder and shall remain undismissed for a period of sixty (60) days; or (viii) the Borrower or the Shareholder shall take any action for the purpose of effectuating the foregoing; or

                 (8) Any court, government, or government agency shall condemn, seize or otherwise appropriate or take custody or control of all or a substantial portion of the property or assets of the Borrower; or

                 (9) There shall be a cancellation, denial or revocation of any material FCC License for the Station, except for denial or cancellation of any FCC License to use the Bridgewater Site prior to the time that final local zoning is received authorizing the construction and operation of the Station from that site, the Borrower shall be finally denied renewal of any such License, or any such FCC License shall be renewed on terms that materially adversely affect the economic or commercial value or usefulness thereof, provided that such denial, cancellation or non-renewal is not attributable in any way to Lender's conduct under the Time Brokerage Agreement or the terms thereof; or

                 (10) Any money judgment, writ or warrant of attachment, or similar process involving (i) in any individual case an amount in excess of One Hundred Thousand Dollars ($100,000.00), or (ii) in the aggregate at any time an amount in excess of One Hundred Thousand Dollars ($100,000.00), and in either case not adequately covered by insurance as to which the insurance company has acknowledged coverage, shall be entered or filed against the Borrower or its assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 30 days or in any event later than five days prior to the date of any proposed sale thereunder; or

                 (11) The Shareholder shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to Article

IX hereof or any obligation of the Shareholder under Article IX hereof shall, for any reason other than the full satisfaction thereof, not be or shall cease to be in full force and effect or is, or is declared to be, null and void, or the Shareholder shall, or shall purport to, terminate, revoke, repudiate, declare voidable or void, deny, disaffirm or otherwise contest Article IX hereof or any term or provision thereof or any of its obligations or liabilities under
Article IX hereof.

         Section 7.2 Effect of Event of Default. Should any Event of Default occur, the Lender may at its option by written notice to the Borrower declare the entire unpaid principal amount of the Note, together with all unpaid interest and all other amounts payable under this Agreement and every other obligation of the Borrower to the Lender, immediately due and payable, whereupon the Note and all such obligations shall become and be forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in the Note or in such other note or evidence of indebtedness to the contrary notwithstanding; provided, however, that in case of an Event of Default under
Section 7.1(7), all the obligations of the Borrower under this Agreement and the Note shall become immediately due and payable as of the date of any such Event of Default regardless of the cause of such Event of Default and without any notice to the Borrower required from the Lender. The Lender shall have, in addition to all other rights and remedies allowed by law, the rights and remedies of a secured party under the Uniform Commercial Code and, without limiting the generality of the foregoing, the rights and remedies provided for in the Security Agreement, Pledge Agreements, and any Mortgage or Leasehold Mortgage, which provisions are hereby incorporated by reference.

         Section 7.3 Effect of Time Brokerage Agreement. Notwithstanding any other provision of this Agreement or any other Loan Document, an Event of Default shall not be deemed to occur and neither Borrower nor Shareholder shall be deemed to be in default hereunder or thereunder to the extent that any action or failure to act, including the payment of any obligations or liabilities of Borrower or the Station, on the part of Borrower or Shareholder is attributable in substantial part to a breach or default by Lender under the Time Brokerage Agreement.

ARTICLE VIII.  MISCELLANEOUS

         Section 8.1 No Waiver; Cumulative Remedies. No failure or delay on the part of the Lender in exercising any right, power or remedy hereunder shall operate as a waiver, nor shall any single or partial exercise of any such right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 8.2 Amendments. No amendment, modification, termination or waiver of any provision of this Agreement, the Note, the Security Agreement, the Pledge Agreement or any Mortgage or Leasehold Mortgage, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless in writing, signed by the Lender and then only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle it to any other or further notice or demand in similar or other circumstances.

         Section 8.3 Conflicts. In the event of any conflict or inconsistency between any provision of this Agreement and a provision of the Note, the Security Agreement, the Pledge Agreement or any Mortgage or Leasehold Mortgage, the provisions of this Agreement shall control.

         Section 8.4 Address for Notices. All notices and other communications under this Agreement shall be in writing and shall be served by personal service or by mailing a copy thereof by registered or certified mail, return receipt requested, to the applicable party at the addresses indicated below:

If to the Borrower:   James L. West
                      Channel 46 of Boston, Inc.
                      14444 66th Street North
                      Clearwater, Florida  34624

If to the Lender:     Lowell W. Paxson
                      Paxson Communications of Boston-46, Inc.
                      601 Clearwater Park Road
                      West Palm Beach, Florida  33401

or at such other address as may be designated by either party in a written notice to the other complying as to delivery with the terms of this Section. All such notices and other communications shall be effective when deposited in the mails.

         Section 8.5 Expenses. The Borrower agrees to pay on demand all costs and expenses incurred by the Lender directly in the enforcement of this Agreement, the Note, the Security Agreement, any Mortgage or Leasehold Mortgage, the Pledge Agreement and other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of any attorney to whom the Note is referred for collection (whether or not litigation is commenced) or for representation out of court, in trial, on appeal or in proceedings under any bankruptcy or insolvency law or otherwise. In addition, the Borrower shall pay any and all taxes and fees payable in connection with the execution, delivery or recordation of any instruments and documents to be delivered hereunder. In addition, the Borrower agrees to pay (i) all the actual and reasonable costs and expenses of the Lender in connection with the negotiation, preparation and execution of this Loan Agreement, the Note, the Security Agreement, the Pledge Agreement, any Mortgage or Leasehold Mortgage and all other documents and instruments to be delivered hereunder (collectively, the "Loan Documents") and all the costs of furnishing all opinions by counsel for the Borrower, and of the Borrower's performance of and compliance with all agreements and conditions contained herein and in the other Loan Documents on its part to be performed or complied with including, without limitation, confirming compliance with environmental and insurance requirements; (ii) the reasonable fees, expenses and disbursements of counsel to the Lender (including allocated costs of internal counsel) in connection with the negotiation, preparation, and execution of the Loan Documents and the Loan and any consents, amendments, waivers or other modifications hereto or thereto; and (iii) all the actual and reasonable costs and expenses of creating and perfecting liens in favor of the Lender pursuant to any Loan Document.

         Section 8.6 Binding Effect; Assignment. This Agreement shall become effective when executed and thereafter shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign any rights or obligations hereunder without the prior written consent of the Lender. The Lender shall be permitted to assign, without the Borrower's consent, all or any portion of the Lender's rights and interests hereunder and under each other document executed in connection with this Loan Agreement (x) to one or more other affiliates of the Lender, and, upon any such assignment, each reference herein or in such other document to "Lender" shall be deemed to be and include a reference to such other affiliate and (y) to creditors of the Lender or its affiliates as security for indebtedness of the Lender or such affiliates. For purposes of this section, the term affiliate shall mean, as applied to any entity or individual, any other entity or individual directly or indirectly controlling, controlled by, or under common control with, that entity or individual. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and under "common control with"), as applied to any entity or individual, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that entity or individual, whether through the ownership of voting securities, partnership interests or otherwise by contract.

         Section 8.7 Governing Law. This Agreement, the Note, the Security Agreement and related documents shall be governed by, and construed in accordance with, the laws of the State of Florida with the exception of its conflicts of laws provisions; provided that the effect of any recordation shall be determined by the State thereof.

         Section 8.8 Severability of Provisions. Any provision of this Agreement, the Note, the Pledge Agreement, the Security Agreement, or any Mortgage or Leasehold Mortgage that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions or affecting the validity or enforceability of any provisions in any other jurisdiction.

         Section 8.9 Headings. Article and Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 8.10 Rights Affected by Extensions. The rights of the Lender and its assigns shall not be impaired by any indulgence, release, renewal, extension or modification which the Lender may grant with respect to the indebtedness or any part thereof, or with respect to the collateral or with respect to any endorser, guarantor, or surety without notice or consent of the Borrower or any endorser, guarantee, or surety.

         Section 8.11 Survival of Representations and Warranties. All representations and warranties made in this Agreement and in any documents or certificates delivered pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the Note and the making of the Loan hereunder and continue in full force and effect, as of the respective dates as of which they were made, until all of the obligations of the Borrower to the Lender hereunder have been paid in full.

         Section 8.12 FCC Compliance. Notwithstanding anything herein or in any of the other Loan Documents to the contrary, but without limiting or waiving the Borrower's obligations hereunder or under any of the other Loan Documents, the Lender's remedies hereunder and under the other Loan Documents are subject to compliance with the Communications Act of 1934, as amended, and all applicable rules, regulations and policies of the FCC, and neither the Lender nor the Borrower will take any action pursuant to this Agreement or any of the other Loan Documents that would constitute or result in any assignment of any FCC authorization held by the Borrower or any change of control of the Station if such assignment or change of control would require under then existing law (including the written rules and regulations promulgated by the FCC), the prior approval of the FCC, without first obtaining such approval of the FCC. This Agreement, the other Loan Documents and the transactions contemplated hereby and thereby do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of the Borrower by the Lender or control, affirmative or negative, direct or indirect, of the Borrower by the Lender, over the programming, management or any other aspect of the operation of the Borrower, which ownership and control remain exclusively and at all times in the Borrower until such time as the Lender has complied with such law, rules, regulations and policies.

         Section 8.13 Further Assurances. From time to time, the Borrower shall execute and deliver to the Lender such additional documents as the Lender may reasonably require to carry out the purposes of this Agreement or any of the documents entered into in connection herewith, or to preserve and protect the rights of the Lender hereunder or thereunder.

         Section 8.14 Indemnification. The Borrower hereby indemnifies and holds harmless the Lender and its directors, officers, shareholders, employees, agents, counsel, subsidiaries and affiliates (the "Indemnified Persons") from and against any and all losses, liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against any Indemnified Person in any way relating to or arising out of this Agreement, the documents entered into in connection herewith, or any of them or any of the transactions contemplated hereby or thereby; provided, however, that the Borrower shall not be liable to any Indemnified Person, if there is a judicial determination that such losses, liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulted solely from the gross negligence or willful misconduct of such Indemnified Person.

         Section 8.15 Waiver. EACH OF THE LENDER, THE BORROWER AND SHAREHOLDER HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, REPLACEMENTS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOAN.

         Section 8.16 Maximum Interest. The Lender and the Borrower intend that this Agreement and the other Loan Documents conform to all applicable usury laws. Accordingly, no provisions of the Loan Documents shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable law ("Maximum Rate"), or obligate the Borrower to pay any taxes, assessments, charges, insurance premiums or other amounts which are held to constitute interest to the extent that such payments, when added to the other obligations under the Loan Documents, would be held to constitute contracting for, or the payment by the Borrower of, interest at a rate greater than the Maximum Rate. The Lender and the Borrower further agree that:

                 (1) if any excess of interest in such respect is herein or in any such other instrument provided for, or shall be adjudicated to be so provided for herein or in any such instrument, the provisions of this subsection
8.16 shall govern, and neither the Borrower nor its successors or assigns shall be obligated to pay the amount of such interest to the extent it is in excess of the Maximum Rate;

                 (2) if at any time the amount of interest under any of the Loan Documents for a calendar year exceeds the Maximum Rate had the Maximum Rate at all times been in effect, the interest chargeable under any such Loan Document shall be limited to the amount of interest that could have been charged if the Maximum Rate had at all times been in effect, but any subsequent reductions in the interest due shall not reduce the rate of interest chargeable under any such Loan Document below the Maximum Rate until the total amount of interest accrued under any such Loan Document equals the amount of interest that would have accrued if the interest provided for in any such Loan Document had at all times been in effect and collectible;

                 (3) if the maturity of any Loan Document is accelerated for any reason, or in the event of any prepayment by the Borrower, or in any other event, earned interest may never include more than the Maximum Rate, computed from the date of disbursement of the funds evidenced by such Loan Document until payment, and any interest otherwise payable under such Loan Document that is in excess of the Maximum Rate shall be canceled automatically as of such acceleration or such other event and (if theretofore paid) shall be credited against principal;

                 (4) if it should be held that any interest payable or chargeable under any Loan Document is in excess of the Maximum Rate, the interest payable or chargeable under such Loan Document shall be reduced to the maximum amount permitted by applicable federal or state law, whichever shall permit the higher lawful interest, as construed by courts having jurisdiction thereof; and

                 (5) the spreading, prorating and amortizing of interest over the term of the Loan Documents shall be allowed to the fullest extent permitted by applicable law.

         Section 8.17 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signature on all counterparts were upon the same instrument.

ARTICLE IX.  GUARANTY

         Section 9.1 Guaranty. In consideration for the Lender's execution and delivery of this Loan Agreement and the Lender's agreement to make the Loan, the Shareholder agrees as follows:

                 (1) The Shareholder hereby guarantees the full, complete and timely payment and performance by the Borrower of each and every obligation of the Borrower under this Loan Agreement, the Note, the Security Agreement, each Mortgage and Leasehold Mortgage and each other agreement or instrument executed and delivered by the Borrower in connection with this Loan Agreement (individually, a "Borrower Loan Document" and collectively, the "Borrower Loan Documents"). If any default shall be made by the Borrower in the payment or performance of any of such obligations, then Shareholder will itself pay or perform or cause to be paid or performed such obligation upon receipt of notice from the Lender specifying in summary form the default. The Lender may proceed to enforce its rights against Shareholder from time to time prior to, contemporaneously with, or after any enforcement against the Borrower, or without any enforcement against the Borrower. The obligations of Shareholder under this Guaranty shall be absolute and unconditional and shall remain in full force and effect without regard to and shall not be released, discharged, or in any way affected by (and Shareholder expressly waives any and all defenses arising out of, or based on): (i) any amendment or modification of or supplement to any Borrower Loan Document; (ii) any exercise or non-exercise of, or delay in exercising any, right, remedy, power, or privilege under or in respect of any Borrower Loan Document; (iii) any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors, or similar proceeding commenced by or against the Borrower or Shareholder; (iv) the dissolution (voluntarily or involuntarily) of the Lender; (v) the genuineness, validity, or enforceability of any Borrower Loan Document; or (vi) any other circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety. If payment of any sum by the Borrower pursuant to any Borrower Loan Document is recovered as a preference or fraudulent transfer under any applicable bankruptcy or insolvency law, the liability of Shareholder under such Borrower Loan Document shall continue and remain in full force and effect notwithstanding such recovery.

                 (2) Shareholder waives presentment, protest, demand, or action or delinquency in respect of any of the obligations of the Borrower under the Borrower Loan Documents. Shareholder waives all set-offs and counterclaims and all notices of nonperformance, notices of protest, notices of dishonor, and notices of acceptance of this guaranty.

                 (3) This guaranty shall be deemed a continuing guaranty, and the above consents and waivers of Shareholder shall remain in full force and effect until the satisfaction in full of all obligations of the Borrower under the Borrower Loan Documents.

                 (4) Shareholder agrees that any and all claims in its favor against the Borrower, any endorser or any other guarantor of all or any part of the obligations of the Borrower under the Borrower Loan Documents, or against any of their respective properties, arising by reason of any payment by Shareholder to the Lender pursuant to the provisions hereof or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full in cash, of all obligations of the Borrower under the Borrower Loan Documents. Shareholder agrees that any right of subrogation arising as a result of its performance hereunder shall not exist unless and until all obligations of the Borrower under the Borrower Loan Documents are paid in full in cash.

         Section 9.2 Representations and Warranties. Shareholder hereby represents and warrants to the Lender as follows:

                 (1) This Loan Agreement has been duly and validly executed and delivered by Shareholder and constitutes its legal, valid, and binding agreement with respect to the provisions contained in Article IX, enforceable in accordance with its terms, except as the enforceability of this Loan Agreement may be affected by bankruptcy, insolvency, or similar laws affecting creditors' rights generally, and by judicial discretion in the enforcement of equitable remedies.

                 (2) The execution, delivery, and performance by Shareholder of this Loan Agreement: (i) do not require the consent of any third party; (ii) will not conflict with any provision of the Articles of Incorporation or Bylaws of Shareholder; (iii) will not conflict with, result in a breach of, or constitute a default under, any law, judgment, order, ordinance, injunction, decree, rule, regulation, or ruling of any court or governmental instrumentality; and (iv) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of, any agreement, instrument, license, or permit to which Shareholder is a party or by which Shareholder may be bound.

         Section 9.3 Limited Recourse. Notwithstanding anything to the contrary contained in this Article IX, in any action or proceeding commenced with reference to any Loan Document, no judgment obtained against Shareholder shall be enforced against any of its separate assets, other than Shareholder's interest in all of the issued and outstanding capital stock of the Borrower (whether outstanding on the date hereof or hereafter), and Shareholder's liability under any Loan Document shall be limited to such interest. In any legal action or suit in equity which the Lender may undertake against Shareholder to enforce its rights and remedies under any Loan Document, any judgment obtained by the Lender may be satisfied by recourse only to Shareholder's interest in all of the issued and outstanding capital stock of the Borrower (whether outstanding on the date hereof or hereafter) and not by recourse to any other assets of Shareholder.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written.

                                         PAXSON COMMUNICATIONS OF
                                         BOSTON-46, INC.

                                         By: /s/Anthony L. Morrison
                                             --------------------------
                                                Anthony L. Morrison
                                                Vice President

                                         CHANNEL 46 OF BOSTON, INC.

                                         By: /s/James L. West
                                             --------------------------
                                                James L. West
                                                Chairman

                                         THE CHRISTIAN NETWORK, INC. HEREBY
                                         JOINS IN THE EXECUTION OF THE FOREGOING
                                         AGREEMENT TO AGREE TO THE PROVISIONS OF
                                         SECTION 8.15 AND ARTICLE IX ONLY, AS OF
                                         THE DATE FIRST ABOVE WRITTEN.

                                         THE CHRISTIAN NETWORK, INC.

                                         By:/s/James L. West
                                            -----------------------------------
                                               James L. West
                                               Chairman